April 20, 2017

Volumetric Fund, Inc.

      A No-Load Mutual Fund

Summary Prospectus

    & Application

             Ticker: VOLMX

            VOLUMETRIC FUND, INC.

SUMMARY PROSPECTUS

Ticker: VOLMX

             April 20, 2017

      Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus online at http://www.volumetric.com/images/pdf/Prospectus.pdf . Other information about the Fund including the Statement of Additional Information (“SAI”) and the most recent reports to shareholders are online at www.volumetric.com. You can also get the information at no cost by calling 800-541-FUND or by sending an e-mail request to info@volumetric.com. The Fund’s prospectus and SAI, both dated April 20, 2017, are all incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

      Volumetric Fund’s (the “Fund”) investment objective is capital growth. Its secondary objective is downside protection.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases:	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) on Reinvested Dividends:	None
Redemption Fee:	None*
Maximum Account Fee:	None

*To discourage market timing, the Fund charges a 2% fee, if shares are redeemed within 7 calendar days after their purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.93%
Distribution and Service (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	1.93%

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$196	$606	$1,042	$2,255

PORTFOLIO TURNOVER

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGIES

      The Fund typically invests in a broadly diversified portfolio of large and mid-cap domestic stocks; although its portfolio may also contain small-cap stocks with annual revenues between $0.5 and $1 billion. Its securities are generally a blend of value and growth stocks. The Fund invests primarily in issues listed on the New York Stock Exchange, and to a lesser extent, in common stocks of NASDAQ and other exchanges. The Fund may also invest up to 15% of its net assets, in SPDR based ETFs or equivalents. Under negative stock market conditions, the Fund may allocate, for temporary defensive purposes, a large portion of its assets in cash equivalents or United States government securities for downside protection. A description of the Fund’s policies with respect to disclosure of its portfolio holdings is available in the Statement of Additional Information (“SAI”).

PRINCIPAL INVESTMENT RISKS

     The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below:

•

Equity Securities Risk:  The Fund is subject to the risk that stock prices will fall. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•

Management Risk: Risk that the strategy used by the Adviser may fail to produce the intended results.

•

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

•

Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.

PERFORMANCE

     The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for one, five and ten years, as compared to those of the broad based Standard & Poor’s 500 Index.  As with all mutual funds, the Fund’s past performance, before and after taxes, does not predict how the Fund will perform in the future. For more recent performance information, visit www.volumetric.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 13.0% (quarter ended September 30, 2009) and the lowest return for a quarter was –20.1% (quarter ended December 31, 2008).

Average Annual Total Returns

(for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years	Since Inception 12/31/1978
Return before taxes	+11.29%	+ 9.19%	+ 5.70%	+ 10.13%
Return after taxes on distributions	+ 9.45%	+8.06%	+ 4.99%	N/A
Return after taxes on distributions and sale of Fund shares	+ 8.37%	+ 6.73%	+ 4.16%	N/A
S&P 500 Index: (reflects no deductions for fees, expenses or taxes)	+11.96%	+15.08%	+ 8.76%	--
CitiGroup 3-Month Treasury Bill Index: (reflects no deductions for fees, expenses or taxes)	+ 0.27%	+ 0.09%	+ 0.73%	--

     The S&P 500 Index represents the equity portion of the Fund’s portfolio and the CitiGroup 3-month Treasury Bill Index represents the cash/cash equivalent portion of the Fund’s portfolio. These blended indexes better represent the portfolio versus the previously used S&P 500 Composite Index only.

After tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

INVESTMENT ADVISER

       Volumetric Advisers, Inc. is the Fund’s investment adviser.

PORTFOLIO MANAGERS

•

Gabriel J. Gibs is the Chairman, Portfolio Co-Manager and Founder of the Fund. Gabriel was CEO from 1978 (inception) to 2016 and Portfolio Manager from inception to 2003.

•

Irene J. Zawitkowski is the CEO and Senior Portfolio Manager of the Fund. Irene was President and Portfolio Co-Manager from 2003 to 2016 and Executive Vice President of the Fund from inception to 2003.

•

Jeffrey Gibs is President and Portfolio Co-Manager since 2016 and Chief Compliance Officer (CCO) since 2005. Jeffrey was Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015.

PURCHASE AND SALES OF SHARES

You may buy or sell shares of the Fund via mail or telephone on any business day when the New York Stock Exchange is open for regular trading. Volumetric can be contacted by calling 800-541-3863. The Fund’s address is: Volumetric Fund Inc., 87 Violet Drive, Pearl River, New York 10965.

The minimum initial investment in the Fund is $500, and the minimum for each subsequent investment is $200. When making regular investments through Volumetric’s automatic investment plan the minimum investment is $100.

TAX INFORMATION

The Fund’s distributions will be generally taxable to you as capital gains or ordinary income, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

PAYMENTS TO BROKER-DEALERS AND FINANCIAL INTERMEDIATES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, being a no-load mutual fund, will not pay the broker-dealer or the intermediary for the sale of Fund shares and related services.

Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

Phone: 845-623-7637 / 800-541-FUND

Website: www.volumetric.com

Email: info@volumetric.com

Volumetric Fund, Inc.

A No-Load Mutual Fund

87 Violet Drive
Pearl River, New York 10965
www.volumetric.com
info@volumetric.com
800-541-FUND or 845-623-7637

New Account Application

I (We) hereby enclose a check of $____________ payable to Volumetric Fund, Inc. for the purchase of Volumetric Fund shares at the price in effect at the time this application is received. Please register me as a shareholder and issue my shares as indicated below.

Account Type (Check type of account to open)

- ☐ *Individual*
- ☐ *Trusts / IRA/ Retirement plan*
- ☐ Custodial account under the UGM (Uniform Gift to Minors Act) or UTMA (Uniform Transfer to Minors Act)
- ☐ *Joint Tenants WRTOS (with right of survivorship)*
- ☐ Corporation / Partnership / Fiduciary, etc.

Name	Social Security Number	Date of Birth
Name of Joint Owner (WRTOS)	Social Security Number	Date of Birth

Custodian Account *(Place checkmark next to social security number to use for tax purposes)*

Name of Custodian	Social Security Number ☐	Date of Birth
Name of Minor	Social Security Number ☐	Date of Birth

Address and Telephone TTelephone

Address

City/State/Zip

Home Phone   Cell Phone   Email Address

Do not email me general info from the Fund (check here) ☐

Distribution Options

Income dividends and capital gains distributions (if any) will be automatically reinvested into additional shares (Option A), unless otherwise indicated below (check your option):

Option A: ☐ Reinvest all income dividends and capital gains. **Option B:** ☐ Pay all income dividends and capital gains in cash.

Automatic Investment Option

This option allows you to automatically invest in Volumetric Fund directly from your bank account on a monthly, bi-monthly, or quarterly basis. Volumetric Fund will make automatic share purchases based on your enclosed check. If you would prefer purchases made from another account, please provide Volumetric Fund the account details. Please complete, if you wish to start the automatic investment option:

Amount to Invest ($100 minimum per transaction) $______________
Frequency: ☐ Monthly / ☐ Bi-Monthly (every other month) / ☐ Quarterly

Start Date (Allow 3 weeks for processing): ____________
Day of the Month: ☐ 5th / ☐ 20th

Cost Basis Election

Volumetric Fund, Inc. is responsible for reporting to the IRS your realized gains and losses on covered shares. These are shares acquired on or after Jan. 1, 2012. Volumetric Fund's default tax lot identification method is Single Category Average Cost, which means that the average cost of all the shares in your account is used to determine capital gains/losses. Any request to change your cost basis method must be made in writing prior to a redemption of covered shares. IRS regulations do not permit you to change your tax lot identification method once the shares are sold.

US Patriot Act: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for information that will allow us to identify you. This application will be rejected if information cannot be verified.

I (We) am (are) of legal age and have received and read the Prospectus and agree to its terms. I (We) certify, under penalty of perjury, that I (we) am (are) not subject to backup withholding and that my (our) correct taxpayer identification number is as indicated on this application. If electing the Automatic Investment Plan, I certify I am authorized and request Volumetric Fund to debit my bank account as indicated above until written notice is given. Volumetric will not be responsible for any liability in acting upon an Automatic Investment Plan instruction

Signature	Date
Signature of Joint Owner, authorized officer, partner, trustee or other signer	Date

      Volumetric Fund, Inc.

87 Violet Drive,

Pearl River, New York 10965

Phone: 845-623-7637 and

   800-541-FUND

Email: Info@volumetric.com

Website: www.volumetric.com